                                                                    EXHIBIT 10.1

                                                             TIAA Appl. #CA-3207
                                                                     M-000459100
                                PROMISSORY NOTE
                                ---------------
                                 (Note No. 1)

$20,000,000.00                                            El Segundo, California
                                                                  March 11, 1999

          FOR VALUE RECEIVED, KILROY REALTY, L.P., a Delaware limited partnership ("Borrower"),having its principal place of business at 2250 East
              --------
Imperial Highway, El Segundo, California 90245, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation,
                                               ------
or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Twenty Million Dollars ($20,000,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, whichever is less, the "Principal"), in lawful money of the United States of America, with interest on
 ---------
the Principal from and after the date advanced at the fixed rate of seven and two-tenths percent (7.20%) per annum (the "Fixed Interest Rate") and as
                                           -------------------
otherwise provided herein.

          This Promissory Note (the "Note") is one of nine promissory notes
                                     ----
executed and delivered by Borrower evidencing a loan (the "Loan") in the
                                                           ----
original aggregate amount of Ninety-Five Million Dollars ($95,000,000.00) (the

"Notes"). This Note is secured by, among other things, nine Deeds of Trust,
------
Assignments of Leases and Rents, Security Agreements and Fixture Filing Statements (the "Deeds of Trust"), dated the date of this Note, made by Borrower
                 --------------
for the benefit of Lender as security for the Loan. The Deed of Trust which, in its Recitals, identifies this Note as the "Related Note" is referred to herein as the "Related Deed of Trust". All capitalized terms not expressly defined in
        ---------------------
this Note will have the definitions set forth in the Related Deed of Trust.

     Section 1.  Payments of Principal and Fixed Interest.
     ---------   ----------------------------------------

     (a)  Borrower will make monthly installment payments ("Debt Service
                                                            ------------
Payments") as follows:
--------

     (i) On April 1, 1999, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

     (ii) On May 1, 1999, and on the first Business Day of each succeeding calendar month through and including March 1, 2009, payments in the amount of One Hundred Forty-Three Thousand Nine Hundred Seventeen and 74/100 Dollars ($143,917.74) (subject to adjustment as provided in Section 2(b)(iv) below), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

     (b)  On April 1, 2009 (the "Maturity Date"), Borrower will pay the
                                 -------------
Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

     Section 2.  Prepayment Provisions.
     ---------   ---------------------

     (a)  The following definitions apply:

"Discount Rate" means the yield on a U.S. Treasury issue selected by Lender, as
 -------------
published in The Wall Street Journal two weeks prior to the date as of which a Prepayment Premium, Evasion Premium or Reconveyance Premium is calculated (as specified below), having a maturity date corresponding (or most closely corresponding, if not identical) to the Maturity Date and, if applicable, a coupon rate corresponding (or most closely corresponding, if not identical) to the Fixed Interest Rate.

"Default Discount Rate" means the Discount Rate less 300 basis points.
 ---------------------

"Discounted Value" means the Discounted Value of a Note Payment based on the
 ----------------
following formula:

           NP
      -------------
      (1 + R/12)/n/  =  Discounted Value

      NP     =       amount of Note Payment

      R      =       Discount Rate, Default Discount Rate or Reconveyance Discount
                     Rate as the case may be

      n      =       the number of months between the date as of which a
                     Prepayment Premium, Evasion Premium or Reconveyance
                     Premium, as the case may be, is calculated (as specified
                     below) and the scheduled date of the Note Payment being
                     discounted rounded to the nearest integer

"Evasion Premium" means the greater of (i) an amount equal to the product of one
 ---------------
percent (1%) plus 300 basis points times the Prepayment Date Principal, and (ii) the amount by which the sum of the Discounted Values of the Note Payments, calculated at the Default Discount Rate, exceeds the Prepayment Date Principal.

"Note Payments" means (i) the scheduled Debt Service Payments for the period
 -------------
from the date as of which the Prepayment Premium, Evasion Premium or Reconveyance Premium is calculated (as specified below) through the Maturity Date and (ii) the scheduled repayment of Principal, if any, on the Maturity Date.

"Prepayment Date Principal" means the Principal outstanding under this Note on
 -------------------------
the date as of which a Prepayment Premium, Evasion Premium or Reconveyance Premium is calculated (as specified below).

"Prepayment Premium" means the greater of (i) an amount equal to the product of
 ------------------
one percent (1%) times the Prepayment Date Principal and (ii) the amount by which the sum of the Discounted Values of Note Payments, calculated at the Discount Rate, exceeds the Prepayment Date Principal.

"Reconveyance Discount Rate" means the Discount Rate plus 50 basis points.
 --------------------------

"Reconveyance Premium" means the greater of the following, calculated as of the
 --------------------
date of such prepayment: (i) an amount equal to the product of one percent (1%) times the Prepayment Date Principal and (ii) the amount by which the sum of the Discounted Values of Note Payments, calculated at the Reconveyance Discount Rate, exceeds the Prepayment Date Principal.

     (b) This Note may not be prepaid in full or in part before the second anniversary of the date specified in Section 1(a)(i) above. Commencing on such second anniversary, this Note may be prepaid only as follows:

          (i)  Provided there is no Event of Default, Borrower may prepay this
     Note in full, but not in part, simultaneously with all of the other Notes, upon not less than 90 days prior notice to Lender and upon payment in full of the Debt then due and owing on the date of such prepayment, which will include a Prepayment Premium calculated as of the date of such prepayment.

          (ii) Provided there is no Event of Default, this Note may be prepaid in full, but not in part, simultaneously with all of the other Notes, upon payment in full of the Debt then due and owing on the date of such prepayment, without payment of the Prepayment Premium, during the last 90 days of the Term upon not less than 3 Business Days notice to Lender.

          (iii)  Provided there is no Event of Default, Borrower may prepay this
     Note in full, but not in part, as provided in the Section of the Related Deed of Trust entitled "Reconveyance Rights," upon payment in full of all
                             -------------------
     amounts due under this Note, which will include a Reconveyance Premium calculated as of the date of such prepayment, together with the required partial prepayment of the principal amount of the other Notes as provided in such Section.

          (iv)  Provided there is no Event of Default, Borrower may prepay this
     Note in part when required as a condition to prepayment in full of another Note as provided in the Section entitled "Reconveyance Rights" of one of
                                               -------------------
     the Deeds of Trust other than the Related Deed of Trust. No prepayment premium shall be due under this Note in the event of such partial prepayment. In the event of any such partial prepayment, the monthly payments due thereafter under this Note pursuant to Section 1(a)(ii) above shall be reduced so as to equal the monthly payment amount which would fully amortize the then-remaining Principal at the Fixed Interest Rate in blended level payments over the number of full calendar months between the date of such partial prepayment and the twenty-fifth anniversary of the date specified in Section 1(a)(i) above, all as determined by Lender.

     (c) After an Acceleration or upon any prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy the Debt accelerated, any judgment of foreclosure, any statement of the amount due at the time of foreclosure (including foreclosure by power of sale) and any tender of payment made during any redemption period after foreclosure, will include an Evasion Premium, calculated as of the date of the Acceleration or the date of such unpermitted prepayment, as the case may be.

     (d)  Borrower acknowledges that:

          (i) a prepayment of this Note without payment of the Prepayment Premium, Reconveyance Premium or Evasion Premium (the "Premiums"), as
                                                                 --------
          applicable, will cause damage to Lender;

          (ii) the Premiums are intended to compensate Lender for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid without payment of the applicable Premium;

          (iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by a prepayment after an Event of Default or any other prepayment not permitted by the Loan Documents; and

          (iv) the Premiums represent Lender and Borrower's reasonable estimate of Lender's damages for a prepayment and is not a penalty.

     (e) BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT LENDER WOULD NOT LEND TO BORROWER THE LOAN EVIDENCED BY THIS NOTE WITHOUT (1) BORROWER'S WAIVER OF ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS
NOTE IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (2) BORROWER'S AGREEMENT, AS SET FORTH ABOVE, TO PAY LENDER THE APPLICABLE PREMIUM UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL INDEBTEDNESS EVIDENCED HEREBY FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT HEREUNDER OR UNDER ONE OR MORE OF THE DEEDS OF TRUST INCLUDING, WITHOUT LIMITATION, A DEFAULT ARISING FROM THE CONVEYANCE OF ANY RIGHT, TITLE OR INTEREST IN THE PROPERTY ENCUMBERED BY ANY OF THE DEEDS OF TRUST WHICH IS NOT PERMITTED THEREBY, AND BORROWER HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON BORROWER'S BEHALF TO SEPARATELY EXECUTE THE AGREEMENT CONTAINED IN THIS PARAGRAPH, IN COMPLIANCE WITH CALIFORNIA CIVIL CODE
SECTION 2954.10. BY PLACING ITS SIGNATURE BELOW, BORROWER ACKNOWLEDGES THAT (I) THE GENERAL PARTNERS, PRINCIPALS OR MEMBERS, AS THE CASE MAY BE, OF BORROWER ARE KNOWLEDGEABLE REAL ESTATE DEVELOPERS OR INVESTORS, (II) BORROWER FULLY UNDERSTANDS THE EFFECT OF THE ABOVE WAIVER, (III) THE MAKING OF THE LOAN BY LENDER AT THE RATE SET FORTH ABOVE IS SUFFICIENT CONSIDERATION FOR SUCH WAIVER, AND (IV) LENDER WOULD NOT MAKE THE LOAN WITHOUT SUCH WAIVER.

KILROY REALTY, L.P.,
a Delaware limited partnership

By:  KILROY REALTY CORPORATION,
     a Maryland corporation, its general partner


     By /s/ Tyler H. Rose
       _________________________________
          Tyler H. Rose,
          Senior Vice President and Treasurer

     Section 3.  Events of Default:
     ---------   ------------------

     (a) It is an "Event of Default" under this Note:
                   ----------------

          (i) if Borrower fails to pay any amount due, as and when required, under this Note or any other Loan Document and the failure continues for a period of 5 days; or

          (ii) if an Event of Default occurs under (and as defined in) any other Loan Document.

     (b) If an Event of Default occurs, Lender may declare all or any portion of the Debt immediately due and payable ("Acceleration") and exercise any of the
                                       ------------
other Remedies.

     Section 4.  Default Rate.  Interest on the Principal will accrue at the
     ---------   ------------
Default Interest Rate from the date an Event of Default occurs, and such interest shall be payable upon demand.

     Section 5 .  Late Charges.
     ---------    ------------

     (a) If Borrower fails to pay any Debt Service Payment when due and the failure continues for a period of 5 days or more or fails to pay any amount then due and payable under the Loan Documents on the Maturity Date, Borrower agrees to pay to Lender an amount (a "Late Charge") equal to five cents ($.05) for each
                               -----------
one dollar ($1.00) of the delinquent payment.

     (b)  Borrower acknowledges that:

          (i)  a delinquent payment will cause damage to Lender;

          (ii) the Late Charge is intended to compensate Lender for loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment;

          (iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by the delinquency; and

          (iv) the Late Charge represents Lender and Borrower's reasonable estimate of Lender's damages from the delinquency and is not a penalty.

     Section 6.  Limitation of Liability.  This Note is subject to the
     ---------   -----------------------
limitations on liability set forth in the Article of the Deeds of Trust entitled "Limitation of Liability".
 -----------------------

     Section 7.  WAIVERS.  IN ADDITION TO THE WAIVERS SET FORTH IN THE ARTICLE
     ---------   -------
OF THE DEEDS OF TRUST ENTITLED "WAIVERS", BORROWER WAIVES PRESENTMENT FOR
                                -------
PAYMENT, DEMAND, DISHONOR AND, EXCEPT AS EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS, NOTICE OF ANY OF THE FOREGOING. BORROWER FURTHER WAIVES ANY PROTEST, LACK OF DILIGENCE OR DELAY IN COLLECTION OF THE DEBT OR ENFORCEMENT OF THE LOAN DOCUMENTS. BORROWER AND ALL INDORSERS, SURETIES AND GUARANTORS OF

THE OBLIGATIONS CONSENT TO ANY EXTENSIONS OF TIME, RENEWALS, WAIVERS AND MODIFICATIONS THAT LENDER MAY GRANT WITH RESPECT TO THE OBLIGATIONS AND TO THE RELEASE OF ANY SECURITY FOR THIS NOTE AND AGREE THAT ADDITIONAL MAKERS MAY BECOME PARTIES TO THIS NOTE AND ADDITIONAL INDORSERS, GUARANTORS OR SURETIES MAY BE ADDED WITHOUT NOTICE AND WITHOUT AFFECTING THE LIABILITY OF THE ORIGINAL MAKER OR ANY ORIGINAL INDORSER, SURETY OR GUARANTOR.

     Section 8.  Commercial Loan.  The Loan is made for the purpose of carrying
     ---------   ---------------
on a business or commercial activity or acquiring real or personal property as an investment or carrying on an investment activity and not for personal or household purposes.

     Section 9.  Usury Limitations.  Borrower and Lender intend to comply with
     ---------   -----------------
all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a permitted prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be promptly refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

     Section 10.  Applicable Law.  This Note is governed by and will be
     ----------   --------------
construed in accordance with the Laws of California, without regard to conflict of law provisions.

     Section 11.  Time of the Essence.  Time is of the essence with respect to
     ----------   -------------------
the payment and performance of the Obligations.

     Section 12.  Cross-Default.  A default under any other note now or
     ----------   -------------
hereafter secured by the Loan Documents or under any loan document related to such other note constitutes a default under this Note and under the other Loan Documents. When the default under the other note constitutes an Event of Default under that note or the related loan document, an Event of Default also will exist under this Note and the other Loan Documents.

     Section 13.  Construction.  Unless expressly provided otherwise in this
     ----------   ------------
Note, this Note will be construed in accordance with the Exhibit attached to the Deeds of Trust entitled "Rules of Construction".
                         ---------------------

     Section 14.  Mortgage Provisions Incorporated.  To the extent not otherwise
     ----------   --------------------------------
set forth in this Note, the provisions of the Articles of the Deeds of Trust entitled "Expenses and Duty to Defend", "Waivers", "Notices", and
          ---------------------------    -------    -------
"Miscellaneous" and the Section of the Deeds of Trust entitled "General
 -------------                                                  -------
Provisions Pertaining to Remedies" are applicable to this Note and deemed
---------------------------------
incorporated by reference as if set forth at length in this Note.

     Section 15.  Joint and Several Liability; Successors and Assigns.  This
     ----------   ---------------------------------------------------
Note binds Borrower and its successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

     Section 16.  Absolute Obligation.  Except for the Section of this Note
     ----------   -------------------
entitled "Limitation of Liability", no reference in this Note to the other Loan
          -----------------------
Documents and no other provision of this Note or of the other Loan Documents will impair or alter the obligation of Borrower, which is absolute and unconditional, to pay the Principal, interest at the Fixed Interest Rate and any other amounts due and payable under this Note, as and when required.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first set forth above.

KILROY REALTY, L.P.,
a Delaware limited partnership

By:  KILROY REALTY CORPORATION,
     a Maryland corporation, its general partner


     By /s/ Tyler H. Rose
       _________________________________
          Tyler H. Rose,
          Senior Vice President and Treasurer

The following pages include the facing pages for the following Promissory Notes payable to Teachers Insurance and Annuity Association of America in the following amounts:


Promissory Note 2      $ 9,200,000.00
Promissory Note 3      $ 5,100,000.00
Promissory Note 4      $ 8,900,000.00
Promissory Note 5      $18,300,000.00
Promissory Note 6      $ 9,200,000.00
Promissory Note 7      $ 9,800,000.00
Promissory Note 8      $ 6,600,000.00
Promissory Note 9      $ 7,900,000.00


The remaining pages of these Promissory Notes are identical to Promissory Note 1 and have been intentionally omitted.

                                                             TIAA Appl. #CA-3207
                                                                     M-000459100
                                PROMISSORY NOTE
                                ---------------
                                 (Note No. 2)

$9,200,000.00                                             El Segundo, California
                                                                  March 11, 1999

          FOR VALUE RECEIVED, KILROY REALTY, L.P., a Delaware limited partnership ("Borrower"),having its principal place of business at 2250 East
              --------
Imperial Highway, El Segundo, California 90245, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation,
                                               ------
or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Nine Million Two Hundred Thousand Dollars ($9,200,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, whichever is less, the "Principal"), in lawful money of the United States of
                        ---------
America, with interest on the Principal from and after the date advanced at the fixed rate of seven and two-tenths percent (7.20%) per annum (the "Fixed
                                                                   -----
Interest Rate") and as otherwise provided herein.
-------------

          This Promissory Note (the "Note") is one of nine promissory notes
                                     ----
executed and delivered by Borrower evidencing a loan (the "Loan") in the
                                                           ----
original aggregate amount of Ninety-Five Million Dollars ($95,000,000.00) (the "Notes"). This Note is secured by, among other things, nine Deeds of Trust,
------
Assignments of Leases and Rents, Security Agreements and Fixture Filing Statements (the "Deeds of Trust"), dated the date of this Note, made by Borrower
                 --------------
for the benefit of Lender as security for the Loan. The Deed of Trust which, in its Recitals, identifies this Note as the "Related Note" is referred to herein as the "Related Deed of Trust". All capitalized terms not expressly defined in
        ---------------------
this Note will have the definitions set forth in the Related Deed of Trust.

     Section 1.  Payments of Principal and Fixed Interest.
     ---------   ----------------------------------------

     (a)  Borrower will make monthly installment payments ("Debt Service
                                                            ------------
Payments") as follows:
--------

     (i) On April 1, 1999, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

     (ii) On May 1, 1999, and on the first Business Day of each succeeding calendar month through and including March 1, 2009, payments in the amount of Sixty-Six Thousand Two Hundred Two and 16/100 Dollars ($66,202.16) (subject to adjustment as provided in Section 2(b)(iv) below), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

     (b)  On April 1, 2009 (the "Maturity Date"), Borrower will pay the
                                 -------------
Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

                                                             TIAA Appl. #CA-3207
                                                                     M-000459100
                                PROMISSORY NOTE
                                ---------------
                                  (Note No. 3)

$5,100,000.00                                             El Segundo, California
                                                                  March 11, 1999

          FOR VALUE RECEIVED, KILROY REALTY, L.P., a Delaware limited partnership ("Borrower"),having its principal place of business at 2250 East
              --------
Imperial Highway, El Segundo, California 90245, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation,
                                               ------
or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Five Million One Hundred Thousand Dollars ($5,100,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, whichever is less, the "Principal"), in lawful money of the United States of
                        ---------
America, with interest on the Principal from and after the date advanced at the fixed rate of seven and two-tenths percent (7.20%) per annum (the "Fixed
                                                                   -----
Interest Rate") and as otherwise provided herein.
-------------

          This Promissory Note (the "Note") is one of nine promissory notes
                                     ----
executed and delivered by Borrower evidencing a loan (the "Loan") in the
                                                           ----
original aggregate amount of Ninety-Five Million Dollars ($95,000,000.00) (the "Notes"). This Note is secured by, among other things, nine Deeds of Trust,
------
Assignments of Leases and Rents, Security Agreements and Fixture Filing Statements (the "Deeds of Trust"), dated the date of this Note, made by Borrower
                 --------------
for the benefit of Lender as security for the Loan. The Deed of Trust which, in its Recitals, identifies this Note as the "Related Note" is referred to herein as the "Related Deed of Trust". All capitalized terms not expressly defined in
        ---------------------
this Note will have the definitions set forth in the Related Deed of Trust.

     Section 1.  Payments of Principal and Fixed Interest.
     ---------   ----------------------------------------

     (a)  Borrower will make monthly installment payments ("Debt Service
                                                            ------------
Payments") as follows:
--------

     (i) On April 1, 1999, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

     (ii) On May 1, 1999, and on the first Business Day of each succeeding calendar month through and including March 1, 2009, payments in the amount of Thirty-Six Thousand Six Hundred Ninety-Nine and 02/100 Dollars ($36,699.02) (subject to adjustment as provided in Section 2(b)(iv) below), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

     (b)  On April 1, 2009 (the "Maturity Date"), Borrower will pay the
                                 -------------
Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

                                                             TIAA Appl. #CA-3207
                                                                     M-000459100
                                PROMISSORY NOTE
                                ---------------
                                  (Note No. 4)

$8,900,000.00                                             El Segundo, California
                                                                  March 11, 1999

          FOR VALUE RECEIVED, KILROY REALTY, L.P., a Delaware limited partnership ("Borrower"),having its principal place of business at 2250 East
              --------
Imperial Highway, El Segundo, California 90245, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation,
                                               ------
or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Eight Million Nine Hundred Thousand Dollars ($8,900,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, whichever is less, the "Principal"), in lawful money of the United States of
                        ---------
America, with interest on the Principal from and after the date advanced at the fixed rate of seven and two-tenths percent (7.20%) per annum (the "Fixed
                                                                   -----
Interest Rate") and as otherwise provided herein.
-------------

          This Promissory Note (the "Note") is one of nine promissory notes
                                     ----
executed and delivered by Borrower evidencing a loan (the "Loan") in the
                                                           ----
original aggregate amount of Ninety-Five Million Dollars ($95,000,000.00) (the "Notes"). This Note is secured by, among other things, nine Deeds of Trust,
------
Assignments of Leases and Rents, Security Agreements and Fixture Filing Statements (the "Deeds of Trust"), dated the date of this Note, made by Borrower
                 --------------
for the benefit of Lender as security for the Loan. The Deed of Trust which, in its Recitals, identifies this Note as the "Related Note" is referred to herein as the "Related Deed of Trust". All capitalized terms not expressly defined in
        ---------------------
this Note will have the definitions set forth in the Related Deed of Trust.

     Section 1.  Payments of Principal and Fixed Interest.
     ---------   ----------------------------------------

     (a)  Borrower will make monthly installment payments ("Debt Service
                                                            ------------
Payments") as follows:
--------

     (i) On April 1, 1999, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

     (ii) On May 1, 1999, and on the first Business Day of each succeeding calendar month through and including March 1, 2009, payments in the amount of Sixty-Four Thousand Forty-Three and 39/100 Dollars ($64,043.39) (subject to adjustment as provided in Section 2(b)(iv) below), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

     (b)  On April 1, 2009 (the "Maturity Date"), Borrower will pay the
                                 -------------
Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

                                                             TIAA Appl. #CA-3207
                                                                     M-000459100
                                PROMISSORY NOTE
                                ---------------
                                 (Note No. 5)

$18,300,000.00                                            El Segundo, California
                                                                  March 11, 1999

          FOR VALUE RECEIVED, KILROY REALTY, L.P., a Delaware limited partnership ("Borrower"),having its principal place of business at 2250 East
              --------
Imperial Highway, El Segundo, California 90245, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation,
                                               ------
or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Eighteen Million Three Hundred Thousand Dollars ($18,300,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, whichever is less, the "Principal"), in lawful money of the United
                                 ---------
States of America, with interest on the Principal from and after the date advanced at the fixed rate of seven and two-tenths percent (7.20%) per annum (the "Fixed Interest Rate") and as otherwise provided herein.
      -------------------

          This Promissory Note (the "Note") is one of nine promissory notes
                                     ----
executed and delivered by Borrower evidencing a loan (the "Loan") in the
                                                           ----
original aggregate amount of Ninety-Five Million Dollars ($95,000,000.00) (the "Notes"). This Note is secured by, among other things, nine Deeds of Trust,
------
Assignments of Leases and Rents, Security Agreements and Fixture Filing Statements (the "Deeds of Trust"), dated the date of this Note, made by Borrower
                 --------------
for the benefit of Lender as security for the Loan. The Deed of Trust which, in its Recitals, identifies this Note as the "Related Note" is referred to herein as the "Related Deed of Trust". All capitalized terms not expressly defined in
        ---------------------
this Note will have the definitions set forth in the Related Deed of Trust.

     Section 1.  Payments of Principal and Fixed Interest.
     ---------   ----------------------------------------

     (a)  Borrower will make monthly installment payments ("Debt Service
                                                            ------------
Payments") as follows:
--------

     (i) On April 1, 1999, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

     (ii) On May 1, 1999, and on the first Business Day of each succeeding calendar month through and including March 1, 2009, payments in the amount of One Hundred Thirty-One Thousand Six Hundred Eighty-Four and 73/100 Dollars ($131,684.73) (subject to adjustment as provided in Section 2(b)(iv) below), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

     (b)  On April 1, 2009 (the "Maturity Date"), Borrower will pay the
                                 -------------
Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

                                                             TIAA Appl. #CA-3207
                                                                     M-000459100
                                PROMISSORY NOTE
                                ---------------
                                 (Note No. 6)

$9,200,000.00                                             El Segundo, California
                                                                  March 11, 1999

          FOR VALUE RECEIVED, KILROY REALTY, L.P., a Delaware limited partnership ("Borrower"),having its principal place of business at 2250 East
              --------
Imperial Highway, El Segundo, California 90245, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation,
                                               ------
or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Nine Million Two Hundred Thousand Dollars ($9,200,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, whichever is less, the "Principal"), in lawful money of the United States of
                        ---------
America, with interest on the Principal from and after the date advanced at the fixed rate of seven and two-tenths percent (7.20%) per annum (the "Fixed
                                                                   -----
Interest Rate") and as otherwise provided herein.
-------------

          This Promissory Note (the "Note") is one of nine promissory notes
                                     ----
executed and delivered by Borrower evidencing a loan (the "Loan") in the
                                                           ----
original aggregate amount of Ninety-Five Million Dollars ($95,000,000.00) (the "Notes"). This Note is secured by, among other things, nine Deeds of Trust,
------
Assignments of Leases and Rents, Security Agreements and Fixture Filing Statements (the "Deeds of Trust"), dated the date of this Note, made by Borrower
                 --------------
for the benefit of Lender as security for the Loan. The Deed of Trust which, in its Recitals, identifies this Note as the "Related Note" is referred to herein as the "Related Deed of Trust". All capitalized terms not expressly defined in
        ---------------------
this Note will have the definitions set forth in the Related Deed of Trust.

     Section 1.  Payments of Principal and Fixed Interest.
     ---------   ----------------------------------------

     (a)  Borrower will make monthly installment payments ("Debt Service
                                                            ------------
Payments") as follows:
--------

     (i) On April 1, 1999, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

     (ii) On May 1, 1999, and on the first Business Day of each succeeding calendar month through and including March 1, 2009, payments in the amount of Sixty-Six Thousand Two Hundred Two and 16/100 Dollars ($66,202.16) (subject to adjustment as provided in Section 2(b)(iv) below), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

     (b)  On April 1, 2009 (the "Maturity Date"), Borrower will pay the
                                 -------------
Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

                                                             TIAA Appl. #CA-3207
                                                                     M-000459100
                                PROMISSORY NOTE
                                ---------------
                                 (Note No. 7)

$9,800,000.00                                             El Segundo, California
                                                                  March 11, 1999

          FOR VALUE RECEIVED, KILROY REALTY, L.P., a Delaware limited partnership ("Borrower"),having its principal place of business at 2250 East
              --------
Imperial Highway, El Segundo, California 90245, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation,
                                               ------
or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Nine Million Eight Hundred Thousand Dollars ($9,800,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, whichever is less, the "Principal"), in lawful money of the United States of
                        ---------
America, with interest on the Principal from and after the date advanced at the fixed rate of seven and two-tenths percent (7.20%) per annum (the "Fixed
                                                                   -----
Interest Rate") and as otherwise provided herein.
-------------

          This Promissory Note (the "Note") is one of nine promissory notes
                                     ----
executed and delivered by Borrower evidencing a loan (the "Loan") in the
                                                           ----
original aggregate amount of Ninety-Five Million Dollars ($95,000,000.00) (the "Notes"). This Note is secured by, among other things, nine Deeds of Trust,
------
Assignments of Leases and Rents, Security Agreements and Fixture Filing Statements (the "Deeds of Trust"), dated the date of this Note, made by Borrower
                 --------------
for the benefit of Lender as security for the Loan. The Deed of Trust which, in its Recitals, identifies this Note as the "Related Note" is referred to herein as the "Related Deed of Trust". All capitalized terms not expressly defined in
        ---------------------
this Note will have the definitions set forth in the Related Deed of Trust.

     Section 1.  Payments of Principal and Fixed Interest.
     ---------   ----------------------------------------

     (a)  Borrower will make monthly installment payments ("Debt Service
                                                            ------------
Payments") as follows:
--------

     (i) On April 1, 1999, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

     (ii) On May 1, 1999, and on the first Business Day of each succeeding calendar month through and including March 1, 2009, payments in the amount of Seventy Thousand Five Hundred Nineteen and 69/100 Dollars ($70,519.69) (subject to adjustment as provided in Section 2(b)(iv) below), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

     (b)  On April 1, 2009 (the "Maturity Date"), Borrower will pay the
                                 -------------
Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

                                                             TIAA Appl. #CA-3207
                                                                     M-000459100
                                PROMISSORY NOTE
                                ---------------
                                 (Note No. 8)

$6,600,000.00                                             El Segundo, California
                                                                  March 11, 1999

          FOR VALUE RECEIVED, KILROY REALTY, L.P., a Delaware limited partnership ("Borrower"),having its principal place of business at 2250 East
              --------
Imperial Highway, El Segundo, California 90245, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation,
                                               ------
or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Six Million Six Hundred Thousand Dollars ($6,600,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, whichever is less, the "Principal"), in lawful money of the United States of
                        ---------
America, with interest on the Principal from and after the date advanced at the fixed rate of seven and two-tenths percent (7.20%) per annum (the "Fixed
                                                                   -----
Interest Rate") and as otherwise provided herein.
-------------

          This Promissory Note (the "Note") is one of nine promissory notes
                                     ----
executed and delivered by Borrower evidencing a loan (the "Loan") in the
                                                           ----
original aggregate amount of Ninety-Five Million Dollars ($95,000,000.00) (the "Notes"). This Note is secured by, among other things, nine Deeds of Trust,
------
Assignments of Leases and Rents, Security Agreements and Fixture Filing Statements (the "Deeds of Trust"), dated the date of this Note, made by Borrower
                 --------------
for the benefit of Lender as security for the Loan. The Deed of Trust which, in its Recitals, identifies this Note as the "Related Note" is referred to herein as the "Related Deed of Trust". All capitalized terms not expressly defined in
        ---------------------
this Note will have the definitions set forth in the Related Deed of Trust.

     Section 1.  Payments of Principal and Fixed Interest.
     ---------   ----------------------------------------

     (a)  Borrower will make monthly installment payments ("Debt Service
                                                            ------------
Payments") as follows:
--------

     (i) On April 1, 1999, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

     (ii) On May 1, 1999, and on the first Business Day of each succeeding calendar month through and including March 1, 2009, payments in the amount of Forty-Seven Thousand Four Hundred Ninety-Two and 85/100 Dollars ($47,492.85) (subject to adjustment as provided in Section 2(b)(iv) below), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

     (b)  On April 1, 2009 (the "Maturity Date"), Borrower will pay the
                                 -------------
Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

                                                             TIAA Appl. #CA-3207
                                                                     M-000459100
                                PROMISSORY NOTE
                                ---------------
                                 (Note No. 9)

$7,900,000.00                                             El Segundo, California
                                                                  March 11, 1999

          FOR VALUE RECEIVED, KILROY REALTY, L.P., a Delaware limited partnership ("Borrower"),having its principal place of business at 2250 East
              --------
Imperial Highway, El Segundo, California 90245, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation,
                                               ------
or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Seven Million Nine Hundred Thousand Dollars ($7,900,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, whichever is less, the "Principal"), in lawful money of the United States of
                        ---------
America, with interest on the Principal from and after the date advanced at the fixed rate of seven and two-tenths percent (7.20%) per annum (the "Fixed
                                                                   -----
Interest Rate") and as otherwise provided herein.
-------------

          This Promissory Note (the "Note") is one of nine promissory notes
                                     ----
executed and delivered by Borrower evidencing a loan (the "Loan") in the
                                                           ----
original aggregate amount of Ninety-Five Million Dollars ($95,000,000.00) (the "Notes"). This Note is secured by, among other things, nine Deeds of Trust,
------
Assignments of Leases and Rents, Security Agreements and Fixture Filing Statements (the "Deeds of Trust"), dated the date of this Note, made by Borrower
                 --------------
for the benefit of Lender as security for the Loan. The Deed of Trust which, in its Recitals, identifies this Note as the "Related Note" is referred to herein as the "Related Deed of Trust". All capitalized terms not expressly defined in
        ---------------------
this Note will have the definitions set forth in the Related Deed of Trust.

     Section 1.  Payments of Principal and Fixed Interest.
     ---------   ----------------------------------------

     (a)  Borrower will make monthly installment payments ("Debt Service
                                                            ------------
Payments") as follows:
--------

     (i) On April 1, 1999, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

     (ii) On May 1, 1999, and on the first Business Day of each succeeding calendar month through and including March 1, 2009, payments in the amount of Fifty-Six Thousand Eight Hundred Forty-Seven and 51/100 Dollars ($56,847.51) (subject to adjustment as provided in Section 2(b)(iv) below), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

     (b)  On April 1, 2009 (the "Maturity Date"), Borrower will pay the
                                 -------------
Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

                                       1